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                                     EXHIBIT 99

       Trustee's Remittance Report in  respect of the August Remittance Date.






                    [  THIS SPACE IS INTENTIONALLY LEFT BLANK  ]


                                       6


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                        FIRST BANK NATIONAL ASSOCIATION
                                   AS TRUSTEE

                             REMITTANCE REPORT FOR

         EQCC HOME EQUITY LOAN ASSET BACKED CERTIFICATES, SERIES 1997-1

                                FROM  Dec. 15, 1997
                                TO    Jan. 15, 1997

                                                                               FIXED RATE    VARIABLE RATE
                                                                 TOTAL           GROUP           GROUP
                                                             --------------  --------------  -------------
(i)    AVAILABLE PAYMENT AMOUNT............................   19,653,118.64   13,746,633.25  5,906,485.39
         Portions subject to bankrupty.....................            0.00

(ii)   CLASS A-1 PRINCIPAL BALANCE (Beginning).............  136,444,546.99
       CLASS A-2 PRINCIPAL BALANCE (Beginning).............   18,259,000.00
       CLASS A-3 PRINCIPAL BALANCE (Beginning).............  127,073,000.00
       CLASS A-4 PRINCIPAL BALANCE (Beginning).............   47,407,000.00
       CLASS A-5 PRINCIPAL BALANCE (Beginning).............   25,494,000.00
       CLASS A-6 PRINCIPAL BALANCE (Beginning).............   33,989,000.00
       CLASS A-7 PRINCIPAL BALANCE (Beginning).............   50,000,000.00
       CLASS A-8 PRINCIPAL BALANCE (Beginning).............   57,933,654.30
       POOL PRINCIPAL BALANCE (Beginning)..................  496,600,201.29  438,666,546.99  57,933,654.30

(iii)  MORTGAGES:
       NUMBER OF PRINCIPAL PREPAYMENTS.....................             301             239            62
       PRINCIPAL BALANCE OF MORTGAGES PREPAYING............   15,654,567.75   10,209,099.12  5,445,468.63

(iv)   AMOUNT OF CURTAILMENTS RECEIVED.....................      295,889.97      242,530.01     53,359.96

(v)    AGGREGATE AMOUNT OF PRINCIPAL PORTION OF
       MONTHLY PAYMENTS RECEIVED...........................      696,242.22      665,311.63     30,930.59

(vi)   INTEREST RECEIVED ON MORTGAGES......................    4,499,690.51    3,939,143.99    560,546.52


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
(vii)  AGGREGATE ADVANCES..................................    3,377,393.06    2,960,984.18    416,408.88

(viii) a. DELINQUENCY INFORMATION (INCLUDES BANKRUPTCY &
          FORECLOSURES & REO):
            MORTGAGE DELINQUENCIES 30-59 DAYS:
              NUMBER.......................................             249             227            22
              PRINCIPAL BALANCE............................   11,306,568.44    9,750,676.95  1,555,891.49
              % OF PRINCIPAL...............................        2.355975%       2.280826%     2.969038%

            MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER.......................................              96              83            13
              PRINCIPAL BALANCE............................    5,667,766.44    4,681,006.79    986,759.65
              % OF PRINCIPAL...............................        1.181005%       1.094956%     1.882989%

            MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER.......................................             340             316            24
              PRINCIPAL BALANCE............................   18,315,995.09   16,172,341.65  2,143,653.44
              % OF PRINCIPAL...............................        3.816545%       3.782947%     4.090638%

       b. MORTGAGES IN BANKRUPTCY (TOTAL)..................
            NUMBER..........................................             136             124            12
            PRINCIPAL BALANCE...............................    6,980,261.24    5,942,375.09  1,037,886.15
            % OF PRINCIPAL..................................        1.454493%       1.390008%     1.980552%

          BANKRUPTCY MORTGAGE DELINQUENCIES (included in
            (viii) a. above)
              BANKRUPTCY MORTGAGE DELINQUENCIES 30-59 DAYS:
                NUMBER......................................               9               8             1
                PRINCIPAL BALANCE...........................      396,948.87      350,987.58     45,961.29
                % OF PRINCIPAL..............................            0.08%           0.08%         0.09%

            BANKRUPTCY MORTGAGE DELINQUENCIES 60-90 DAYS:
              NUMBER........................................               8               7             1
              PRINCIPAL BALANCE.............................      732,328.65      669,243.93     63,084.72
              % OF PRINCIPAL................................            0.15%           0.16%         0.12%

            BANKRUPTCY MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
              NUMBER........................................              65              62             3
              PRINCIPAL BALANCE.............................    3,628,851.26    3,230,120.28    398,730.98
              % OF PRINCIPAL................................            0.76%           0.76%         0.76%

       c. MORTGAGES IN FORECLOSURE (TOTAL):
            NUMBER..........................................              88              78            10
            PRINCIPAL BALANCE...............................    5,351,066.02    4,538,321.08    812,744.94
            % OF PRINCIPAL..................................        1.115014%       1.061580%     1.550925%

          FORECLOSURE MORTGAGE DELINQUENCIES (included in
            (viii) a. above):
              FORECLOSURE MORTGAGE DELINQUENCIES
                30-59 DAYS:
                  NUMBER....................................               0               0             0



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
                     PRINCIPAL BALANCE........................            0.00            0.00          0.00
                     % OF PRINCIPAL...........................            0.00%           0.00%         0.00%

               FORECLOSURE MORTGAGE DELINQUENCIES 60-90 DAYS:
                 NUMBER.......................................               1               0             1
                 PRINCIPAL BALANCE............................       61,124.84            0.00     61,124.84
                 % OF PRINCIPAL...............................            0.01%           0.00%         0.12%

               FORECLOSURE MORTGAGE DELINQUENCIES 90 DAYS OR MORE:
                 NUMBER.......................................              87              78             9
                 PRINCIPAL BALANCE............................    5,289,941.18    4,538,321.08    751,620.10
                 % OF PRINCIPAL...............................            1.10%           1.06%         1.43%

          d. MORTGAGES IN REO (TOTAL-included in 90 days or
               more in (viii)a. above):
               NUMBER.........................................               0               0             0
               PRINCIPAL BALANCE..............................               0               0             0
               % OF PRINCIPAL.................................               0               0             0

          e. MORTGAGE LOAN LOSSES.............................       43,196.05       43,196.05          0.00

(ix)      ENDING CLASS A-1 PRINCIPAL BALANCE..................  125,284,410.18
          ENDING CLASS A-2 PRINCIPAL BALANCE..................   18,259,000.00
          ENDING CLASS A-3 PRINCIPAL BALANCE..................  127,073,000.00
          ENDING CLASS A-4 PRINCIPAL BALANCE..................   47,407,000.00
          ENDING CLASS A-5 PRINCIPAL BALANCE..................   25,494,000.00
          ENDING CLASS A-6 PRINCIPAL BALANCE..................   33,989,000.00
          ENDING CLASS A-7 PRINCIPAL BALANCE..................   50,000,000.00
          ENDING CLASS A-8 PRINCIPAL BALANCE..................   52,403,895.12

(x)       WEIGHTED AVERAGE MATURITY OF MORTGAGE LOANS.........    158.18781710    165.35096871   99.75145042
          WEIGHTED AVERAGE MORTGAGE INTEREST RATE.............     10.68800933%      10.696170%    10.621436%

(xi)      SERVICING FEES PAID.................................      252,714.90      221,004.80     31,710.10
          SERVICING FEES ACCRUED..............................      242,724.20      214,975.52     27,748.68

(xii)     SECTION 5.04 SERVICER PAYMENTS OR REIMBSMTS.........            0.00

(xiii)    POOL PRINCIPAL BALANCE (ENDING).....................  479,910,305.30  427,506,410.18  52,403,895.12

(xiv)     RESERVED

(xv)      REIMBURSABLE AMOUNTS:
          TO SERVICER.........................................      162,776.13
          TO REPRESENTATIVE...................................            0.00
          TO DEPOSITORS.......................................            0.00

(xvi)     NUMBER OF MORTGAGES OUTSTANDING (BEGINNING).........          10,634           9,921           713
          NUMBER OF MORTGAGES OUTSTANDING (END)...............          10,333           9,682           651

(xvii)    AGGREGATE INTEREST ACCRUED ON THE MORTGAGE LOANS....    4,326,923.68    3,833,934.06    492,989.62

(xviii)   PRINCIPAL BALANCE OF MORTGAGE LOANS.................                      250,385.98
          PRINCIPAL BALANCE OF MORTGAGE LOANS.................                    1,137,253.63

(xviii)   SUBORDINATED AMOUNT (REMAINING).....................  78,486,557.38
          SPREAD ACCOUNT BALANCE( AFTER DISTRIBUTIONS)........   27,603,800.98
          CUMMULATIVE EXCESS SPREAD ACCOUNT RECEIPTS..........      246,331.62
          EXCESS SPREAD.......................................    1,240,556.91    1,088,446.70    152,110.21
(xx)      AGGREGATE MORTGAGE LOAN LOSSES......................      246,331.62
(xxi)     LIBOR INTEREST CARRYOVER............................               0

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